UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 19, 2018 (March 15, 2018)

DARIOHEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37704	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 HaToKhen Street

Caesarea North Industrial Park

3088900, Israel

(Address of Principal Executive Offices)

972-4-770-4055

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 15, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) of DarioHealth Corp. (the “Company”), after discussion with Company management and Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global (“KFGK”), the Company’s independent registered public accounting firm, determined that the Quarterly Reports on Form 10-Q for the quarters ended March 30, 2017, June 30, 2017 and September 30, 2017 (collectively, the “Prior Periods”) previously filed with the Securities and Exchange Commission should no longer be relied upon.

This determination occurred after the Company’s management identified a certain error recorded for the relevant periods relating to the re-measurement of certain liability warrants before their reclassification from liability to equity in the period ended March 31, 2017. As a result of this error, the Company will reflect an increased net loss from the Prior Periods but the restatements will not have an impact on the Company’s stockholder’s equity for the Prior Periods. The Company intends to file amendments to the Quarterly Reports on Form 10-Q for the Prior Periods as soon as possible in order to correct such errors in the financial statements, as well as make the necessary conforming changes in the relevant “Management’s Discussion and Analysis of Financial Condition and Results of Operations” discussions resulting from the adjustments provided above. In light of the error identified above, the Company’s previously filed financial statements and other financial information contained in the Quarterly Reports on Form 10-Q for the Prior Periods should no longer be relied upon.

The chair of the Company’s audit committee, on behalf of the audit committee, and the Company’s management have discussed the matters disclosed in this Item 4.02(a) of this Current Report on Form 8-K with KFGK.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2018	DARIOHEALTH CORP.

	By:	/s/ Zvi Ben David
Name: Zvi Ben David Title: Chief Financial Officer, Treasurer and Secretary